UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025

VENDOME ACQUISITION CORPORATION I
(Exact name of registrant as specified in its charter)

Cayman Islands	333-286534	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1090 Center Drive Park City, UT 84098	84098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (435) 714-7973

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	VNMEU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the units	VNME	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VNMEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 21, 2025, Vendome Acquisition Corporation I (the “Company”) announced that the holders of the Company’s units sold in the Company’s initial public offering (the “Units”) may elect to separately trade the Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and redeemable warrants (the “warrants”) included in the Units commencing on August 22, 2025. Each Unit consists of one Class A ordinary share and one-half of one warrant to purchase one Class A ordinary share at a price of $11.50 per full share, subject to adjustment.  Any Units not separated will continue to trade on the Nasdaq Global Market (“Nasdaq”) under the symbol “VNMEU”. Any underlying Class A ordinary shares and warrants that are separated will trade on Nasdaq under the symbols “VNME” and “VNMEW”, respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to have their brokers contact Odyssey Transfer and Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into Class A ordinary shares and warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated August 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2025
VENDOME ACQUISITION CORPORATION I

By:	/s/ Scott LaPorta
Name:	Scott LaPorta
Title:	Chief Executive Officer